UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):       October 19, 2010

SEACHANGE INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21393	04-3197974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Nagog Park, Acton, MA	01720
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code:       (978) 897-0100

No change since last report
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)
SeaChange International, Inc. (“SeaChange”) and Bruce Mann reached a mutual agreement that Mr. Mann would cease to be SeaChange’s Senior Vice President, Network Storage Engineering and that his employment with SeaChange would terminate, effective October 19, 2010.  In connection with this, SeaChange and Mr. Mann entered into a separation agreement, dated as of October 19, 2010.  Under the terms of the separation agreement, Mr. Mann will receive a gross amount equal to 32 weeks of his base salary, payable in equal installments on the Corporation’s regular payroll schedule, and restricted stock units for 31,170 shares of the Corporation’s common stock previously granted to Mr. Mann were accelerated to be fully vested.

Mr. Mann remains bound by the terms of his previously executed Noncompetition, Nondisclosure and Developments Agreement which provides for a one-year post-employment noncompetition and nonsolicitation period.

A copy of Mr. Mann’s separation agreement is attached hereto as Exhibit 10.1.

(e)           See Item 5.02(b) above.

Item 7.01.  Regulation FD Disclosure.

On October 21, 2010, SeaChange issued a press release regarding SeaChange’s Board of Directors.  A copy of the press release is furnished as Exhibit 99.1 to this report.

The information contained in this Item 7.01 and Exhibit 99.1 attached and incorporated herein by reference, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.  This information shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by SeaChange, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

The following Exhibits are furnished as part of this report:

Exhibit No.	Description

10.1	Separation Agreement and General Release, dated as of October 19, 2010, by and between SeaChange International, Inc. and Bruce Mann.

99.1	Press release issued by SeaChange International, Inc. dated October 21, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By:	/s/ Kevin M. Bisson
Kevin M. Bisson
Chief Financial Officer, Treasurer, Secretary and Senior Vice President, Finance and Administration

Dated:  October 21, 2010

EXHIBIT INDEX

Exhibit No.	Description

10.1	Separation Agreement and General Release, dated as of October 19, 2010, by and between SeaChange International, Inc. and Bruce Mann.

99.1	Press release issued by SeaChange International, Inc. dated October 21, 2010.